UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007 (May 10, 2007)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 cfr 240.13E-4(c))

Index to Exhibits on Page 3

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to correct a minor grammatical error in the third paragraph of the news release included as Exhibit 99 to the Current Report on Form 8-K filed by Peoples Bancorp Inc. with the Securities and Exchange Commission on May 10, 2007.  The corrected news release is attached hereto as Exhibit 99.

Section 8 – Other Events
Item 8.01	Other Events.
On May 10, 2007 the Board of Directors of Peoples Bancorp Inc. declared a cash dividend. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
a) Financial statements of businesses acquired
No response required.
b) Pro forma financial information
No response required.
c) Exhibits

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on May 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	May 11, 2007	By: /s/	CAROL A. SCHNEEBERGER
Carol A. Schneeberger
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on May 10, 2007